THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AFTER RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

SENIOR SECURED NOTE

Philadelphia, Pennsylvania
Dated: July 31, 2009

$43,000,000.00

FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, RAIT FINANCIAL TRUST, a Maryland real estate investment trust (“Company”), hereby promises to pay to the order of MOSES MARX (“Holder”), the principal sum of Forty-Three Million and 00/100 Dollars ($43,000,000.00), together with interest thereon upon the terms and conditions hereinafter set forth.

1. Interest Rate. Interest on the unpaid principal balance hereof will accrue from the date of this Note until final payment thereof at the fixed rate of twelve and one half percent (12.5%) per annum.

2. Interest Payment Dates. Interest on this Note shall be payable quarterly in arrears on the January 15, April 15, July 15 and October 15 in each year, commencing with October 15, 2009.

3. Maturity. Principal, together with all accrued and unpaid interest thereon and all other fees, costs and expenses payable hereunder or under the Transaction Documents (as such term is defined in Section 9 hereof), is due and payable on April 20, 2014 (the “Maturity Date”).

4. Place of Payment. Principal and interest hereunder shall be payable at the office of Holder set forth in Section 19 hereof, or at such other place as Holder, from time to time, may designate in writing.

5. Prepayment. The Company may prepay all or any part of the principal balance hereof at any time or from time to time, without notice, penalty or additional payment, provided that any such prepayment shall be accompanied by the payment of all accrued and unpaid interest on this Note to the date of such prepayment and all other fees and charges due hereunder and under the other Transaction Documents. Any principal prepayment hereunder must be in an amount of not less than $1,000,000 or any integral multiple of $1,000,000.

6. Payment Method. All payments under this Note or the other Transaction Documents are to be made in immediately available funds. If Holder accepts payment in any other form, such payment shall not be deemed to have been made until the funds comprising such payment have been actually received or made available to Holder.

7. Application of Payments. Any and all payments on account of this Note shall be applied, first to accrued and unpaid interest, then to any unpaid fees and charges due hereunder or under the Transaction Documents and thereafter to outstanding principal. The Company agrees that, to the extent it makes a payment or payments and such payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or payments, the obligations or part thereof hereunder intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.

8. Security. The full and timely payment of all principal, interest and all other costs, fees and expenses payable under this Note, as well as the full and timely payment and performance of all other obligations, indebtedness, liabilities and undertakings of the Company to Holder, whether now or hereafter owing or existing, under this Note and the other Transaction Documents (all such obligations and indebtedness and undertakings being sometimes referred to herein collectively as the “Indebtedness”) shall be secured by the following collateral (collectively the “Collateral”):

(a) the unlimited, unconditional joint and several surety and guaranty agreements (collectively, the “Guaranty Agreements”) of RAIT Asset Holdings II, LLC (“RAH2”) and RAIT Asset Holdings II Member, LLC (“RAHM”) (collectively, the “Guarantors” and each a “Guarantor”), which Guaranty Agreements shall guaranty payment, and not merely collection, of all Indebtedness and the prompt performance of all of the Company’s other obligations under this Note and all other documents executed in connection with or as security for this Note;

(b) a pledge from RAHM of a 100% limited liability company interest in RAH2, as evidenced by a Subsidiary Collateral Pledge Agreement from RAHM in favor of Holder (the “Securities Pledge Agreement”);

(c) a securities account agreement (the “Account Agreement”) among RAH2, Holder and the Wilmington Trust Company of even date herewith providing for certain rights and obligations of the parties with respect to Account #094146-000 established by RAH2 with the Wilmington Trust Company;

(d) pledges of such additional collateral from the Company or the Guarantors as may hereafter be mutually agreed upon; and

(e) such certificates and/or financing statements or account control agreements (the “Collateral Documents”) as may be necessary to perfect Holder’s security interest in the Collateral.

9. Transaction Documents. This Note is secured by and entitled to all rights and remedies provided in all of the agreements, conditions, provisions and stipulations contained in the documents described in the foregoing Section 8, a Securities Purchase Agreement dated July 31, 2009 between the Company and Moses Marx and all other documents executed or delivered in connection herewith (this Note and such documents, as any of them may be amended from time to time, being collectively the “Transaction Documents”).

10. Events of Default. For purposes hereof, each of the following shall constitute an Event of Default (“Event of Default”) hereunder and under each of the Transaction Documents:

(a) the failure of the Company to pay any amount of principal or interest on this Note, any fees or other sums payable hereunder or any other Indebtedness on the date on which such payment is due, whether on demand, at the stated maturity or due date thereof or by reason of any requirement for the prepayment thereof, by acceleration or otherwise, and such failure continues unremedied for a period of two (2) business days after Holder’s delivery of written notice to the Company of such monetary default (such two business day period, the “Payment Cure Period”);

(b) the failure of the Company or any Guarantor to duly perform or observe any obligation, covenant or agreement on its or their part contained herein or in any other Transaction Document and such failure continues unremedied for a period of ten business (10) days after written notice from Holder to the Company of the existence of such failure. Notwithstanding the foregoing, if such failure specifically constitutes an Event of Default under some other subsection of this Section 10 or under any of the other Transaction Documents, and is incapable of remedy or cure, the Company shall not be entitled to any notice or grace hereunder;

(c) the adjudication of the Company or any Guarantor as a bankrupt or insolvent, or the entry of an order for relief against the Company or any Guarantor or the entry of an order appointing a receiver or trustee for the Company or any Guarantor or any of their property or approving a petition seeking reorganization or other similar relief under the bankruptcy or other similar laws of the United States or any state or any other competent jurisdiction;

(d) a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law is filed by or (unless dismissed within 90 days) against the Company or any Guarantor, or the Company or any Guarantor makes an assignment for the benefit of creditors or the Company or any Guarantor takes any action to authorize any of the foregoing;

(e) all or any material part of the Collateral or the assets of the Company or any Guarantor are attached, seized, subjected to a writ or distress warrant, or levied upon, or come within the possession or control of any receiver, trustee, custodian or assignee for the benefit of creditors;

(f) any representation or warranty of the Company or any Guarantor in any of the Transaction Documents is discovered to be untrue in any material respect as of the date such representation or warranty is made;

(g) the Company or any Guarantor voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated;

(h) the Company or any Guarantor is enjoined, restrained, or in any way prevented by the order of any court or any administrative or regulatory agency, the effect of which order restricts the Company or any Guarantor from conducting all or any material part of its business; or

(i) the occurrence of an event of default under any of the other Transaction Documents.

11. Remedies. Upon the occurrence of an Event of Default, Holder, at its option and without notice to the Company, may declare immediately due and payable the entire Indebtedness, together with interest accrued thereon at the rate specified herein to the date of payment. Payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies in this Note or in the Transaction Documents, or as may be available to Holder at law or in equity. If Holder employs counsel to enforce this Note by suit or otherwise, the Company will reimburse Holder for all costs of suit and other expenses in connection therewith, whether or not suit is actually instituted, together with Holder’s reasonable attorney’s fees incurred for collection, together, to the extent permitted by applicable law, with interest on any judgment obtained by Holder at the rate specified herein, including interest from and after the date of execution, judicial or foreclosure sale until actual payment is made to Holder of the full amount due to Holder.

12. Set-Off. Without limiting the rights of Holder under applicable law, Holder has and may exercise a right of set-off, a lien against and a security interest in all property of the Company now or at any time in Holder’s possession in any capacity whatsoever. At any time and from time to time following the occurrence of an Event of Default, or an event which with the giving of notice or passage of time or both would constitute an Event of Default, Holder may without notice or demand, set-off and apply any and all sums at any time held and other indebtedness at any time owing by Holder to or for the credit of the Company against any or all of the Indebtedness and the Company’s obligations under the Transaction Documents.

13. Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Holder to exercise any right, remedy, power or privilege under this Note upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Holder. No single, partial or full exercise of any rights, remedies, powers and privileges by Holder shall preclude further or other exercise thereof. No course of dealing between Holder and the Company shall operate as or be deemed to constitute a waiver of Holder’s rights under this Note or affect the duties or obligations of the Company.

14. Remedies Cumulative. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Holder’s favor under the other Transaction Documents, at law or in equity.

15. Recovery of Judgments. The recovery of any judgment by Holder and/or the levy of execution under any judgment upon any Collateral shall not affect in any manner or to any extent the lien upon, or any security interest in, such Collateral, or any rights, remedies or powers of Holder under this Note or any of the other Transaction Documents, but such liens, security interests, rights, remedies and powers of Holder shall continue unimpaired as before.

16. Releases. The Company agrees that (i) Holder may release, compromise, forbear with respect to, waive, suspend, extend or renew any of the terms of the Transaction Documents, (ii) the Transaction Documents may be amended, supplemented or modified by Holder and the other signatory parties and (iii) Holder may resort to any guaranty or any Collateral in such order and manner as he may think fit, or accept the assignment, substitution, exchange or pledge of any other collateral or guaranty in place of, or release for such consideration, or for no consideration, as he may require, without in any way affecting the validity of the lien over or other security interest in the remainder of any Collateral (or the priority thereof), or any rights that Holder may have with respect to any other guaranty. Any action taken by Holder pursuant to the foregoing shall in no way be construed as a waiver or release of any right or remedy of Holder, or of any Event of Default, or of any liability or obligation of the Company hereunder or under any of the Transaction Documents.

17. Transaction Documents Solely Corporate Obligations. No recourse for the payment of any Indebtedness due under any Transaction Document, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor under any Transaction Document, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, partner, member, manager, employee, agent, officer, trustee, director or subsidiary, as such, past, present or future, of the Company, the Guarantors or any of their respective subsidiaries or of any successor thereto, either directly or through the Company, the Guarantors or any of their respective subsidiaries or of any successor thereto, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of the Transaction Documents, including, without limitation this Note.

18.  Submission to Jurisdiction. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. THE COMPANY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO IT AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

19. Waivers. In connection with any proceedings under the Transaction Documents or in connection with any Indebtedness, including without limitation any action by Holder in replevin, foreclosure or other court process or in connection with any other action related to the Transaction Documents or the Indebtedness, the Company hereby waives and releases:

(a) all errors, defects and imperfections in such proceedings;

(b) all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered under any of the Transaction Documents or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

(c) all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained under any of the Transaction Documents and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Holder;

(d) presentment for payment, demand, notice of demand, notice of nonpayment or dishonor or acceleration, protest and notice of protest of any of the Transaction Documents, including this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note or any other Indebtedness;

(e) any requirement for bonds, security or sureties required by statute, court rule or otherwise;

(f) any demand for possession of any collateral prior to commencement of any suit;

(g) all rights to claim or recover attorney’s fees and costs in the event that Holder is successful in any action to remove, suspend or enforce a judgment entered by confession; and

(h) any right to subrogation, reimbursement, contribution or indemnity from any co-the Company in connection with any Indebtedness.

20. Communications and Notices. All notices, consents, approvals and requests required or permitted hereunder and under each of the other Transaction Documents (a “Notice”) shall be given in writing and shall be effective for all purposes if (i) hand delivered, or (ii) sent by (A) certified or registered United States mail, postage prepaid, (B) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (C) telecopier (confirmed electronically), in any case addressed as follows (or to such other address or person as a party shall designate from time to time by notice to the other party):

To the Company:

RAIT Financial Trust

Cira Center

2929 Arch Street

Philadelphia, PA 19104

Attention: Raphael Licht

Telecopy Number: (215) 243-9039

To Holder:

Mr. Moses Marx

160 Broadway

New York, NY 10038

Telecopy Number: (212) 227-3208

A Notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a business day; in the case of expedited prepaid delivery, upon the first attempted delivery on a business day; or in the case of telecopier, on the date confirmed electronically.

21. Severability. The provisions of this Note and all other Transaction Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

22. Limitation of Interest to Maximum Lawful Rate. In no event shall the rate of interest payable hereunder exceed the maximum rate of interest permitted to be charged by applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to the Company. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Holder may determine. If the excessive amount of interest paid exceeds the sums outstanding, the portion exceeding the said sums outstanding shall be refunded in cash by Holder. Any such crediting or refund shall not cure or waive any default by the Company hereunder. The Company agrees, however, that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including, without limitation, any late charges, loan fees and expenses, are and shall be deemed to the extent permitted by law to be late charges, loan fees or expenses, as applicable, and not interest.

23. Law Governing. This Note has been made, executed and delivered in the State of New York and will be construed in accordance with and governed by the laws thereof.

24. Headings. The headings of the sections, paragraphs and clauses of this Note are inserted for convenience only and shall not be deemed to constitute a part of this Note.

25. Construction. Whenever used, the singular number shall include the plural, the plural the singular and the use of any gender shall be applicable to all genders. The words “Holder” and the “Company” shall be deemed to include the respective successors and assigns of Holder and the Company. All exhibits attached hereto are made a part of this Note.

26. Assignment or Sale by Holder. Holder may sell, assign or grant participations in all or a portion of his interest in this Note and/or any of the Transaction Documents and, in connection therewith, may make available to any prospective purchaser, assignee or participant any information relative to the Company and/or the Guarantors in his possession; provided, however, that this Note may not be sold or assigned to, or participated in by, any person which is not an “accredited investor” as defined in Rule 501(a) under the Securities Act, a “qualified institutional buyer” as defined in Rule 144A under the Securities Act and a “qualified purchaser” as defined in the Investment Company Act of 1940, as amended, and without otherwise complying with the indentures, agreements and other documents pursuant to which the Collateral was issued unless this Note is no longer secured by any of the Collateral; and provided further that Holder, or any purchaser, assignor or participant who proposes to further sell, assign or participate its interest, shall notify the Company of the proposed transaction not less than five (5) business days prior to the proposed sale, assignment or participation, including the name and address of the proposed purchaser, assignor or participant and the terms of the transaction.

27. No Assignment by the Company. The Company may not assign any of its rights hereunder without the prior written consent of Holder.

28. Binding Effect. This Note and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

29. No Third Party Beneficiaries. The rights and benefits of this Note and the Transaction Documents shall not inure to the benefit of any third party.

30. Modifications. No modification of this Note or any of the Transaction Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

31. Integration. The Transaction Documents shall be construed as integrated and complementary of each other, and as augmenting and not restricting Holder’s rights, powers, remedies and security. The Transaction Documents contain the entire understanding of the parties thereto with respect to the matters contained therein and supersede all prior agreements and understandings between the parties with respect to the subject matter thereof and do not require parol or extrinsic evidence in order to reflect the intent of the parties. In the event of any inconsistency between the terms of this Note and the terms of the other Transaction Documents, the terms of this Note shall prevail.

32. Counterparts. This Note may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Note by signing any such counterpart.

33. Holidays. If the day provided herein for the payment of any amount or the taking of any action falls on a Saturday, Sunday or public holiday at the place of payment or action, then the due date for such payment or action will be the next succeeding business day. For the purposes of this Section, the term “holiday” shall mean a day other than a Saturday or Sunday on which banks in the State of New York are or may elect to be closed.

34. JURY TRIAL WAIVER. THE COMPANY AND HOLDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER ANY OF THE TRANSACTION DOCUMENTS OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY OR HOLDER WITH RESPECT TO ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THE COMPANY AND HOLDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THE TRANSACTION DOCUMENTS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY AND HOLDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THE COMPANY ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.

IN WITNESS WHEREOF, the Company, intending to be legally bound hereby, has caused this Note to be duly executed the day and year first above written.

RAIT FINANCIAL TRUST
a Maryland real estate investment trust

By: /s/ James J. Sebra

James J. Sebra

SVP & CAO

[RAIT signature page to Senior Secured Note dated July 31, 2009]